Exhibit 4.3

Execution Version

JOINDER AND REAFFIRMATION AGREEMENT

This JOINDER AND REAFFIRMATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of August 6, 2010 among THE BABCOCK & WILCOX COMPANY, a Delaware corporation (the “New Borrower”), BABCOCK & WILCOX INVESTMENT COMPANY, a Delaware corporation (the “Original Borrower”), BABCOCK & WILCOX INDIA HOLDINGS, INC., a Delaware corporation (the “New Subsidiary” and, together with the Original Borrower, the “New Guarantors” and, together with the New Borrower, the “New Loan Parties”), the other Guarantors party hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of May 3, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent, the Swing Line Lender and each L/C Issuer (each as defined therein). All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement or the applicable Loan Document referred to herein.

The Original Borrower has informed the Administrative Agent that the consummation of the Spinoff occurred on July 30, 2010.

Accordingly, pursuant to Section 6.24 of the Credit Agreement, the New Loan Parties and the other Guarantors hereby agree as follows:

1. Joinder as the Borrower. The New Borrower, by execution of this Agreement, hereby represents, warrants, acknowledges and agrees that:

(a) from and after the effective time of the consummation of the Spinoff (i) the New Borrower, as provided in Section 6.24 of the Credit Agreement, is and shall be the Borrower (as defined in the Credit Agreement) under the Credit Agreement as if a signatory thereof on the Closing Date, in substitution of the Original Borrower, and (ii) each reference to the “Borrower” in the Credit Agreement and the other Loan Documents shall be a reference to the New Borrower as described in clause(b) of the definition of Borrower in the Credit Agreement;

(b) as the Borrower, it shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Credit Agreement; and

(c) each of the representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document, is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

2. Joinder as a Guarantor. Each New Guarantor, by execution of this Agreement, hereby represents, warrants, acknowledges and agrees that:

(a) from and after the date hereof (i) it is a Guarantor (as defined in the Guaranty), as provided in Section 19 of the Guaranty, under the Guaranty as if a signatory thereof on the Closing Date, and (ii) each reference to a “Guarantor” or the “Guarantors” in the Guaranty and the other Loan Documents shall include such New Guarantor as a “Guarantor”;

(b) it shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Guaranty; and

(c) each of the representations and warranties of such Guarantor contained in the Guaranty, in the Collateral Agreement or in any other Loan Document is true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

Without limiting the generality of the foregoing terms of this paragraph 2, each New Guarantor hereby, jointly and severally together with the other Guarantors, guarantees to the Administrative Agent, for the benefit of the Guaranteed Parties, to the extent provided in Section 2 of the Guaranty, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms of the Guaranty.

3. Joinder as a Grantor. Each of the New Subsidiary and the New Borrower (together, the “New Grantors”), by execution of this Agreement, hereby represents, warrants, acknowledges and agrees that:

(a) from and after the date hereof (i) it is a Grantor (as defined in the Collateral Agreement), as provided in Section 7.12 of the Collateral Agreement, under the Collateral Agreement as if a signatory thereof on the Closing Date, (ii) each reference to a “Grantor” or the “Grantors” in the Collateral Agreement and the other Loan Documents shall include such New Grantor, and (iii) each reference to the “Collateral” in the Collateral Agreement and the other Loan Documents shall include all Collateral (as defined in the Collateral Agreement) of each New Grantor (other than any Excluded Assets of a New Grantor); and

(b) it shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Collateral Agreement

Without limiting the generality of the foregoing terms of this paragraph 3, each New Grantor hereby, to the extent set forth in Section 2.1 of the Collateral Agreement grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and, to the extent set forth in Section 7.6 of the Collateral Agreement, a right of setoff against, any and all right, title and interest, whether now or hereafter owned or acquired, of each New Grantor in and to the Collateral of such New Grantor.

4. Reaffirmation. Each Loan Party (including the New Loan Parties):

(a) acknowledges, agrees and consents to the transactions set forth in paragraphs 1 through 3 of this Agreement (collectively, the “Joinder Transactions”);

(b) confirms and reaffirms its obligations under the Credit Agreement, as applicable, and each other Loan Document to which it is a party, after giving effect to the Joinder Transactions;

(c) acknowledges and agrees that each reference to the “Credit Agreement,” to the “Guaranty” or to the “Collateral Agreement” as used in any Loan Document shall mean the Credit Agreement, the Guaranty, and the Collateral Agreement, respectively, as supplemented hereby (including by the Joinder Transactions) and as otherwise amended, restated, supplemented or otherwise modified prior to the date hereof; and

(d) agrees that after giving effect to this Agreement and the Joinder Transactions, the Credit Agreement, the Guaranty, the Collateral Agreement and each other Loan Document to which it is a party remain in full force and effect, and each are hereby ratified and confirmed by such Loan Party.

5. Schedules. Attached hereto as Annex A is a supplement to Schedule 5.03 of the Credit Agreement and to each of the Schedules to the Collateral Agreement to the extent such Schedules have changed since the Closing Date or will change as a result of the execution and delivery hereof (which supplements include, as of the date hereof, all information required to be provided therein with respect to the New Loan Parties), in each case as of the date hereof.

6. Notices. All notices and communications to any New Loan Party shall be given to the address of the Borrower set forth in, and otherwise made in accordance with, Section 10.02 of the Credit Agreement, Section 7.2 of the Collateral Agreement and Section 15 of the Guaranty, as applicable.

7. Waiver. Each New Guarantor hereby waives acceptance by the Administrative Agent and the Guaranteed Parties of the guarantee by such New Loan Party under the Guaranty.

8. Advice of Counsel. Each Loan Party (including each New Loan Party) hereby acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party and (b) it has received a copy of the Credit Agreement and the other Loan Documents and has reviewed and understands the same.

9. Counterparts; Etc. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

BORROWER:	THE BABCOCK & WILCOX COMPANY

	By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

GUARANTORS:	BABCOCK & WILCOX INVESTMENT COMPANY

	By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Vice President and Treasurer

BABCOCK & WILCOX INDIA HOLDINGS, INC.

	By:	/s/ Jenny L. Apker
	Name:	Jenny L. Apker
	Title:	Treasurer

ONLY FOR THE PURPOSES OF PARAGRAPH 4:

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

APPLIED SYNERGISTICS, INC.

BABCOCK & WILCOX CHINA HOLDINGS, INC.

BABCOCK & WILCOX CONSTRUCTION CO, INC.

BABCOCK & WILCOX DENMARK HOLDINGS, INC.

BABCOCK & WILCOX EBENSBURG POWER, INC.

BABCOCK & WILCOX EQUITY INVESTMENTS, INC.

BABCOCK & WILCOX INTERNATIONAL SALES
AND SERVICE CORPORATION

BABCOCK & WILCOX INTERNATIONAL, INC.

BABCOCK & WILCOX MODULAR NUCLEAR ENERGY LLC

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX NUCLEAR OPERATIONS
GROUP, INC.

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX TECHNOLOGY, INC.

BABCOCK & WILCOX TECHNICAL SERVICES
CLINCH RIVER, LLC

BABCOCK & WILCOX TECHNICAL SERVICES GROUP, INC.

BWX TECHNOLOGIES, INC.

BWXT FEDERAL SERVICES, INC.

Babcock & Wilcox

Joinder and Reaffirmation Agreement

BWXT WASHINGTON, INC.

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CHINA HOLDINGS, INC.

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER INTERNATIONAL, INC.

DPS BERKELEY, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS LOWELL COGEN, LLC

DPS MECKLENBURG, LLC

DPS MICHIGAN, LLC

DPS MOJAVE, LLC

DPS SABINE, LLC

INTECH, INC.

IVEY-COOPER SERVICES, L.L.C.

MARINE MECHANICAL CORPORATION

NFS HOLDINGS, INC.

NOG-ERWIN HOLDINGS, INC.

NUCLEAR FUEL SERVICES, INC.

O&M HOLDING COMPANY

PALM BEACH RESOURCE RECOVERY CORPORATION

POWER SYSTEMS OPERATIONS, INC.

REVLOC RECLAMATION SERVICE, INC.

SOFCO - EFS HOLDINGS LLC

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Treasurer

NATIONAL ECOLOGY COMPANY

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Authorized Representative

Babcock & Wilcox

Joinder and Reaffirmation Agreement

BWXT HANFORD COMPANY BWXT OF IDAHO, INC. BWXT OF OHIO, INC. BABCOCK & WILCOX TECHNICAL SERVICES SAVANNAH RIVER COMPANY

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Assistant Treasurer

Babcock & Wilcox

Joinder and Reaffirmation Agreement

Acknowledged and accepted: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

Babcock & Wilcox

Joinder and Reaffirmation Agreement

ANNEX A

Supplemental Schedules

[Attached Hereto]

Schedule 5.03

Ownership of Subsidiaries

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
Americon Equipment Services, Inc.	Delaware	1,000	1,000	100%

Americon, Inc.	Delaware	1,000	100	100%

Applied Synergistics, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Canada Ltd.	Ontario	1,000,000	500,000	100%

Babcock & Wilcox China Holdings, Inc	Delaware	1,000	1,000	100%

Babcock & Wilcox Construction Co., Inc.	Delaware	1,000	100	100%

Babcock & Wilcox Denmark Holdings, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Ebensburg Power, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Equity Investments, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox India Private Limited	India	1,000,000	675,020	100%

Babcock & Wilcox International Sales and Service Corporation	Delaware	1,000	1,000	100%

Babcock & Wilcox International, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Michoud Operations, LLC[1]	Louisiana	N/A	N/A	100%

Babcock & Wilcox Modular Nuclear Energy LLC	Delaware	N/A	N/A	100%

Babcock & Wilcox Nuclear Operations Group, Inc.*	Delaware	1,000	1,000	100%

Babcock & Wilcox Nuclear Energy, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox Power Generation Group, Inc.	Delaware	101,000	101,000	100%

Babcock & Wilcox Technical Services (U.K.) Limited*	United Kingdom	100	2	100%

Babcock & Wilcox Technical Services Clinch River, LLC*	Delaware	N/A	N/A	100%

Babcock & Wilcox Technical Services Group, Inc.*	Delaware	1,000	1,000	100%

Babcock & Wilcox Technical Services Savannah River Company*	Delaware	1,000	1,000	100%

Babcock & Wilcox Technology, Inc.	Delaware	1000	1000	100%

Babcock & Wilcox Volund	Denmark	100,000	100,000	100%

[1]	Entity is inactive and is being dissolved.

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
A/S

BCE Parts Ltd.	Ontario	Unlimited	1	100%

BWX Technologies, Inc.*	Delaware	1,000	1,000	100%

BWXT Federal Services, Inc. *	Delaware	1,000	1,000	100%

BWXT Hanford Company*	Delaware	1,000	1,000	100%

BWXT of Idaho, Inc. *	Delaware	800 Series A	800 Series A	100%
		200 Series B	200 Series B

BWXT of Ohio, Inc. *	Delaware	1,000	1,000	100%

BWXT Washington, Inc. *	Delaware	1,000	1,000	100%

Delta Power Services, LLC	Delaware	N/A	N/A	100%

Diamond Operating Co., Inc.	Delaware	1,000	1,000	100%

Diamond Power Australia Holdings, Inc.	Delaware	1,000	1,000	100%

Diamond Power Central & Eastern Europe s.r.o.	Czech Republic	200,000	200,000	100%

Diamond Power China Holdings, Inc.	Delaware	1,000	1,000	100%

Diamond Power do Brasil Limitada	Brazil	500,000	300,000	100%

Diamond Power Equity Investments, Inc.	Delaware	1,000	1,000	100%

Diamond Power Finland OY	Finland	600	600	100%

Diamond Power Germany GmbH**	Germany	125,700	125,700	94.9% (119,400 shares)

Diamond Power International, Inc.	Delaware	1,000	1,000	100%

Diamond Power Services S.E.A. Ltd.	Thailand	784	784	79.7% (625 shares)

Diamond Power Specialty (Proprietary) Limited	Republic of South Africa	1,000	1	100%

Diamond Power Specialty Limited	United Kingdom	500,000	500,000	100%

Diamond Power Sweden AB	Sweden	5,000	5,000	100%

DPS Berkeley, LLC	Delaware	N/A	N/A	100%

DPS Cadillac, LLC	Delaware	N/A	N/A	100%

DPS Florida, LLC	Delaware	N/A	N/A	100%

DPS Gregory, LLC	Delaware	N/A	N/A	100%

DPS Lowell Cogen, LLC	Delaware	N/A	N/A	100%

DPS Mecklenburg, LLC	Delaware	N/A	N/A	100%

DPS Michigan, LLC	Delaware	N/A	N/A	100%

DPS Mojave, LLC	Delaware	N/A	N/A	100%

DPS Sabine, LLC	Delaware	N/A	N/A	100%

Ebensburg Power Company ***	Pennsylvania	N/A (Partnership)	N/A	50.005%

Intech International Inc.	Ontario	Unlimited	1,000	100%

Intech, Inc.	Tennessee	50,000 Series A 50,000 Series B	2,500 Series A 0 Series B	100%

Ivey-Cooper Services, L.L.C.	Tennessee	N/A	N/A	100%

Marine Mechanical Corporation*	Delaware	1,500,000 Class A 500,000 Class B 1,500 Preferred	549,858.59 Class A 0 Class B 0 Preferred	100%

National Ecology Company	Delaware	1,000	1,000	100%

NFS Holdings, Inc. *	Delaware	100,000	100,000	100%

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
NOG-Erwin Holdings, Inc. *	Delaware	1,000	1,000	100%

North County Recycling, Inc. [2]	California	1,000	300	100%

Nuclear Fuel Services, Inc. *	Delaware	5,000	1,683	100%

O&M Holding Company	Delaware	1,000	1,000	100%

P. T. Babcock & Wilcox Asia	Indonesia	1,200	800	100%

Palm Beach Resource Recovery Corporation	Florida	60	60	100%

Power Systems Operations, Inc.	Delaware	1,000	1,000	100%

Revloc Reclamation Service, Inc.	Delaware	1,000	1,000	100%

SOFCo – EFS Holdings LLC	Delaware	N/A	N/A	100%

*	Certain existing Requirements of Law and/or material contracts of the BWXT Entities restrict the transfer or hypothecation of any Stock in the BWXT Entities.
**	The Constituent Documents of Diamond Power Germany GmbH restrict the transfer or hypothecation of any Stock in such Person.
***	The Amended & Restated Agreement of Ebensburg Power Company dated as of June 30, 1992 restricts the transfer or hypothecation of any Stock in the partnership. Ebensburg Power Company is a general partnership owned 50.5% by Ebensburg Investors Limited (an unaffiliated third party), and 49.5% by B&W Ebensburg Power, Inc. (a wholly-owned subsidiary of the Borrower). The Borrower indirectly owns a 1% interest in Ebensburg Investors Limited.

[2]	Entity is inactive and is being dissolved.

Name	Jurisdiction of Organization	Number of Shares Authorized	Number of Shares Outstanding	% of Outstanding Shares held by Borrower (direct or indirect)
B&W de Panama, Inc.	Panama	100,000	100,000	100%

Babcock & Wilcox Conversion Services LLC	Delaware	N/A	N/A	51%

Babcock & Wilcox de Monterrey, S.A. de C.V.	Mexico	Common – Unlimited Variable – 11,349,464	Common – 50,000 Variable – 11,349,464	100%

Babcock & Wilcox India Holdings, Inc.	Delaware	1,000	1,000	100%

Babcock & Wilcox International Investments Co., Inc.	Panama	100,000	100,000	100%

Babcock & Wilcox Investment Company	Delaware	1,000	1,000	100%

Babcock & Wilcox Modular Nuclear Energy, LLC	Delaware	N/A	N/A	100%

Babcock & Wilcox Nuclear Services (U.K.) Limited	United Kingdom	100	2	100%

Babcock & Wilcox Shaw Remediation, LLC	Delaware	N/A	N/A	75%

Creole Insurance Company, Ltd.	Bermuda	2,000	2,000	100%

Diamond Power Machine (Hubei) Co., Inc.	China	N/A	N/A	100%

DPS Piedmont, LLC	Delaware	N/A	N/A	100%

Gotaverken Miljo AB	Sweden	5,000	5,000	100%

Servicios de Fabricacion de Valle Soleado, S.A. de C.V.	Mexico	Unlimited	50,000	100%

Servicios Profesionales de Valle Soleado, S.A. de C.V.	Mexico	Unlimited	50,000	100%

SCHEDULE 3.3

TO PLEDGE AND SECURITY AGREEMENT

PERFECTED FIRST PRIORITY LIENS

UCC Filings

A UCC1 Financing Statement listing each Grantor, as debtor, and the Collateral Agent, as secured party, should be filed in the applicable governmental offices set forth below.

Grantor	Jurisdiction of Filing
Americon Equipment Services, Inc.	Delaware Secretary of State
Americon, Inc.	Delaware Secretary of State
Applied Synergistics, Inc.	Delaware Secretary of State
Babcock & Wilcox China Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox Construction Co., Inc.	Delaware Secretary of State
Babcock & Wilcox Denmark Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox Ebensburg Power, Inc.	Delaware Secretary of State
Babcock & Wilcox Equity Investments, Inc.	Delaware Secretary of State
Babcock & Wilcox India Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox International Sales and	Delaware Secretary of State
Service Corporation
Babcock & Wilcox International, Inc.	Delaware Secretary of State
Babcock & Wilcox Investment Company	Delaware Secretary of State
Babcock & Wilcox Modular Nuclear Energy
LLC	Delaware Secretary of State
Babcock & Wilcox Nuclear Energy, Inc.	Delaware Secretary of State
Babcock & Wilcox Power Generation Group,	Delaware Secretary of State
Inc.
Babcock & Wilcox Technology, Inc.	Delaware Secretary of State
Delta Power Services, LLC	Delaware Secretary of State
Diamond Operating Co., Inc.	Delaware Secretary of State
Diamond Power Australia Holdings, Inc.	Delaware Secretary of State
Diamond Power China Holdings, Inc.	Delaware Secretary of State
Diamond Power Equity Investments, Inc.	Delaware Secretary of State
Diamond Power International, Inc.	Delaware Secretary of State
DPS Berkeley, LLC	Delaware Secretary of State
DPS Cadillac, LLC	Delaware Secretary of State
DPS Florida, LLC	Delaware Secretary of State
DPS Gregory, LLC	Delaware Secretary of State
DPS Lowell Cogen, LLC	Delaware Secretary of State
DPS Mecklenburg, LLC	Delaware Secretary of State
DPS Michigan, LLC	Delaware Secretary of State
DPS Mojave, LLC	Delaware Secretary of State
DPS Sabine, LLC	Delaware Secretary of State
Intech, Inc.	Tennessee Secretary of State
Ivey-Cooper Services, L.L.C.	Tennessee Secretary of State
National Ecology Company	Delaware Secretary of State

Schedule 3.3 – Page 1

O&M Holding Company	Delaware Secretary of State
Palm Beach Resource Recovery Corporation	Florida Secured Transaction Registry
Power Systems Operations, Inc.	Delaware Secretary of State
Revloc Reclamation Service, Inc.	Delaware Secretary of State
SOFCo – EFS Holdings LLC	Delaware Secretary of State
The Babcock & Wilcox Company	Delaware Secretary of State

To perfect the Lien in Fixtures, a UCC1 Financing Statement listing the applicable Grantor, as debtor, and the Collateral Agent, as secured party, should be filed in the real property records of the county in which such Fixtures are located. Each such UCC1 Financing Statement will need to include a legal description of the real property upon which such Fixtures are located.

Actions with respect to Pledged Securities

The original of all Pledged Securities evidence by either a Certificated Security or Instrument should be delivered to the Collateral Agent, together with an undated stock or note power, as applicable, duly executed in blank by the applicable Grantor.

Actions with respect to Patents and Trademarks

For Collateral consisting of Patents and Trademarks, the applicable Grantors should execute an Intellectual Property Security Agreement, and such agreement should be recorded with the United States Patent and Trademark Office.

Actions with respect to Copyrights

For Collateral consisting of Copyrights, the applicable Grantors should execute an Intellectual Property Security Agreement, and such agreement should be recorded with the United States Copyright Office.

Schedule 3.3 – Page 2

SCHEDULE 3.4

TO PLEDGE AND SECURITY AGREEMENT

NAME; JURISDICTION OF ORGANIZATION, ETC.

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
Americon Equipment Services, Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2077236

Americon, Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2058172

Applied Synergistics, Inc.	Corporation	Delaware	1019 Dillard Drive Lynchburg, VA 24502-0158	3596853

Babcock & Wilcox China Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	3563042

Babcock & Wilcox Construction Co., Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2058181

Babcock & Wilcox Denmark Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	3563041

Babcock & Wilcox Ebensburg Power, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203	2109431

Babcock & Wilcox Equity Investments, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	2050183

Babcock & Wilcox India Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	4795557

Babcock & Wilcox International Sales and Service Corporation	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0795023

Babcock & Wilcox International, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0914783

Babcock & Wilcox Investment Company	Corporation	Delaware	The Harris Building, 13024 Ballantyne Corporate Place, Suite 700, Charlotte, North Carolina 28277	2235817

Babcock & Wilcox Modular Nuclear Energy LLC	Limited Liability Company	Delaware	2016 Mount Athos Road Lynchburg, VA 24504-5447	4697877

Babcock & Wilcox Nuclear Energy, Inc.	Corporation	Delaware	2016 Mount Athos Road Lynchburg, VA 24504-5447	4293945

Babcock & Wilcox Power Generation Group, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0847234

Schedule 3.4 – Page 1

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
Babcock & Wilcox Technology, Inc.	Corporation	Delaware	2016 Mount Athos Road Lynchburg, VA 24504-5447	2725506

Delta Power Services, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3363308

Diamond Operating Co., Inc.	Corporation	Delaware	185 Great Valley Parkway Malvern, PA 19355-1321	3498044

Diamond Power Australia Holdings, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563045

Diamond Power China Holdings, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563044

Diamond Power Equity Investments, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563043

Diamond Power International, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	2725505

DPS Berkeley, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3685555

DPS Cadillac, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4111828

DPS Florida, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4050781

DPS Gregory, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3879537

DPS Lowell Cogen, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4060363

DPS Mecklenburg, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3860060

DPS Michigan, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3768604

DPS Mojave, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3950476

DPS Sabine, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4138849

Intech, Inc.	Corporation	Tennessee	2802 Belle Arbor Drive Chattanooga, TN 37406	282042

Ivey-Cooper Services, L.L.C	Limited Liability Company	Tennessee	2815 Belle Arbor Drive Chattanooga, TN 37406	0401423

Schedule 3.4 – Page 2

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
National Ecology Company	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	2209966

O&M Holding Company	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	4568185

Palm Beach Resource Recovery Corporation	Corporation	Florida	6101 West 45th Street West Palm Beach, FL 33410	H27351

Power Systems Operations, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203-0351	2074007

Revloc Reclamation Service, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203-0351	2234938

SOFCo – EFS Holdings LLC	Limited Liability Company	Delaware	20 S. Van Buren Ave. Barberton, Ohio 44203	3494936

The Babcock & Wilcox Company	Corporation	Delaware	The Harris Building, 13024 Ballantyne Corporate Place, Suite 700, Charlotte, North Carolina 28277	100714367

Prior Names during last 5 years:

On November 20, 2007, The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc.

On November 20, 2007, The Babcock & Wilcox Companies changed its name to The Babcock & Wilcox Company, and then on March 8, 2010, changed its name to Babcock & Wilcox Investment Company

On April 20, 2010, McDermott Technology, Inc. changed its name to Babcock & Wilcox Technology, Inc.

On April 29, 2010, Babcock & Wilcox Nuclear Power Generation Group, Inc. changed its name to Babcock & Wilcox Nuclear Energy, Inc.

Schedule 3.4 – Page 3

Prior Addresses during last 5 years:

The former chief executive office of Americon Equipment Services, Inc. was located at: 3333 Copley Road, Copley, OH 44321.

The former chief executive office of the following entities was located at 90 E. Tuscarawas Ave., Barberton, OH 44203:

Americon, Inc.

Babcock & Wilcox Construction Co., Inc.

The former chief executive office of the following entities was located at 1450 Poydras Street, New Orleans, LA 70112:

Babcock & Wilcox Equity Investments, Inc.

Babcock & Wilcox Holdings, Inc.

Babcock & Wilcox International Sales and Service Corporation

Babcock & Wilcox International, Inc.

Babcock & Wilcox Investment Company

Babcock & Wilcox Power Generation Group, Inc.

The former chief executive office of the following entities was located at 1415 Louisiana Street, Suite 3500, Houston, TX 77002:

Delta Power Services, LLC

DPS Cadillac, LLC

DPS Florida, LLC

DPS Mojave, LLC

The former chief executive office of the following entities was located at 67 Park Place East, Morristown, NJ 07960:

DPS Berkeley, LLC

DPS Michigan, LLC

The former chief executive office of the following entities was located at 7022 Wild Violet Drive, Humble, TX 77346:

DPS Gregory, LLC

DPS Mecklenburg, LLC

The former chief executive office of DPS Lowell Cogen, LLC was located at: 282 Western Avenue, Lowell, MA 01852

The former chief executive office of DPS Sabine, LLC was located at: 4647 FM1006 at: 4647 FM 1006 at Lanxess Plant, Orange, TX

The former chief executive office of Babcock & Wilcox Investment Company was located at: 800 Main Street, Lynchburg, VA, 25404

Schedule 3.4 – Page 4

SCHEDULE 3.7

TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Americon, Inc.	Americon Equipment Services, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Americon, Inc.	Corporation	100	100	100%	2	$10.00

Diamond Power International, Inc.	Applied Synergistics, Inc.	Corporation	1,000	1,000	100%	2	1.00

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox Canada Ltd.[2]	Corporation	500,000	500,000	65%	1	None

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox China Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Americon, Inc.	Babcock & Wilcox Construction Co., Inc.	Corporation	100	100	100%	2	$10.00

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox Denmark Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

[1]

Notwithstanding any Grantor’s delivery to the Collateral Agent of any Certificated Security evidencing more than 65% of the Voting Stock of any Foreign Subsidiary, the Collateral does not include any Excluded Stock.

[2]	The stock certificate lists the issuing entity as Babcock & Wilcox Industries Ltd., which is the prior legal name of Babcock & Wilcox Canada Ltd.

Schedule 3.7 – Page 1

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox Ebensburg Power, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox Equity Investments, Inc.	Corporation	1,000	1,000	100%	3	$1.00

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox India Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox India Private Limited	Corporation	675,000	675,020	65%	05	10 Indian Rupees

Babcock & Wilcox Investment Company			20		65%	03 & 04	10 Indian Rupees

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International Sales and Service Corporation	Corporation	1,000	1,000	100%	5	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International, Inc.	Corporation	1,000	1,000	100%	3	$10,000

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International Investments Co., Inc.	Corporation	100,000	100,000	65%	2	None

The Babcock & Wilcox Company	Babcock & Wilcox Investment Company	Corporation	1,000	1,000	100%	6	$1.00

Babcock & Wilcox	Babcock & Wilcox	Corporation	1,000	1,000	100%	3	$1.00

Schedule 3.7 – Page 2

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Investment Company (formerly, The Babcock & Wilcox Company)	Nuclear Energy, Inc. (formerly, Babcock & Wilcox Nuclear Power Generation Group, Inc.)

Babcock & Wilcox Investment Company (formerly, The Babcock & Wilcox Company)	Babcock & Wilcox Power Generation Group, Inc. (formerly, The Babcock & Wilcox Company)	Corporation	100,100	100,100	100%	5	$1.00

Babcock & Wilcox Investment Company	Babcock & Wilcox Technology, Inc.	Corporation	1,000	1,000	100%	5	$1.00

(formerly, The Babcock & Wilcox Company)	(formerly, McDermott Technology, Inc.)

Babcock & Wilcox Denmark Holdings, Inc.	Babcock & Wilcox Volund ApS	Corporation	100,000	100,000	65%	uncertificated	100 Danish Kroners

Babcock & Wilcox Power Generation Group, Inc.	B&W de Panama, Inc.	Corporation	100,000	100,000	65%	2	None

Diamond Power International, Inc.	Diamond Operating Co., Inc.	Corporation	1,000	1,000	100%	1	$1.00

Diamond Power Equity Investments, Inc.	Diamond Power Australia Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Schedule 3.7 – Page 3

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Diamond Power Equity Investments, Inc.	Diamond Power China Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Diamond Power International, Inc.	Diamond Power Equity Investments, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Diamond Power International, Inc.	Corporation	1,000	1,000	100%	2	$1.00

Diamond Power International, Inc.	Diamond Power Services S.E.A. Ltd.	Corporation	623 Ordinary shares	784 ** Ordinary shares and 496** Preference shares	100%	21 & 22	3.700 Thai Baht

Diamond Power International, Inc.	Diamond Power Specialty (Proprietary) Limited	Corporation	1	1	65%	2	1.00 South African Rand

Diamond Power International, Inc.[3]	Diamond Power Specialty Limited	Corporation	500,000	500,000	65%	14 & 21	1.00 Pound Sterling

Babcock & Wilcox Nuclear Energy, Inc. (formerly, Babkcock & Wilcox Nuclear Power Generation Group, Inc.)	Intech, Inc.	Corporation	2,500	2,500	100%	15	No par

[3]

The stock certificates list the registered proprietor as Babcock & Wilcox International Sales and Service Corporation. Certificates have not been reissued since the transfer of ownership to Diamond Power International, Inc.

Schedule 3.7 – Page 4

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Babcock & Wilcox Power Generation Group, Inc.	National Ecology Company	Corporation	1,000	1,000	100%	4	$1.00

Babcock & Wilcox Power Generation Group, Inc.	North County Recycling, Inc.	Corporation	300	300	100%	5	$1.00

Power Systems Operations, Inc.	O&M Holding Company	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Equity Investments, Inc.	P. T. Babcock & Wilcox Asia	Corporation	792	800	65%	0001 - 0297	$500.00

Babcock & Wilcox International Sales and Service Corporation			8		65%	0298 - 0300	$500.00

Power Systems Operations, Inc.	Palm Beach Resource Recovery Corporation	Corporation	60	60	100%	2	No par

Babcock & Wilcox Power Generation Group, Inc.	Power Systems Operations, Inc.	Corporation	1,000	1,000	100%	2	$10.00

Power Systems Operations, Inc.	Revloc Reclamation Service, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Footnotes

Schedule 3.7 – Page 5

**	The 623 Ordinary shares owned by Diamond Power International constitute a majority of the Ordinary shares, but only account for a 48.67% effective ownership. Phothi-Ratana Engineering Co., Ltd. owns all 496 preference shares, which constitute a 50.94% effective ownership.

Schedule 3.7 – Page 6

Pledged LLC Interests:

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[4]	Certificate No.	Par Value per share
Babcock & Wilcox Nuclear Energy, Inc.	Babcock & Wilcox Modular Nuclear Energy LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

O&M Holding Company	Delta Power Services, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Diamond Power International, Inc.	Diamond Power do Brasil Limitada	Limited Liability Company (Brazil)	297,000 quotas	300,000 quotas	65%	uncertificated	1.00 Brazilian Real

Babcock & Wilcox International Sales and Service Corporation			3,000 quotas		65%

Delta Power Services, LLC	DPS Berkeley, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Cadillac, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Florida, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Gregory, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Lowell Cogen, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Mecklenburg, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Michigan, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

[4]

Notwithstanding any Grantor’s delivery to the Collateral Agent of any Certificated Security evidencing more than 65% of the Voting Interest of any Foreign Subsidiary, the Collateral does not include any Excluded Stock.

Schedule 3.7 – Page 7

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[4]	Certificate No.	Par Value per share
Delta Power Services, LLC	DPS Mojave, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Piedmont, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Sabine, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Babcock & Wilcox Equity Investments, Inc.	Ivey Cooper Services, L.L.C.	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Babcock & Wilcox Technology, Inc.	SOFCo-EFS Holdings, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Pledged Partnership Interests:

Babcock & Wilcox Ebensburg Power, Inc. owns a 49.5% general partnership interest in Ebensburg Power Company (which general partnership interest is uncertificated). Babcock & Wilcox Ebensburg Power, Inc. owns a 1% general partnership interest in Ebensburg Investors Limited Partnership (an unaffiliated third party), which in turn owns the other 50.5% general partnership interest in Ebensburg Power Company.

Pledged Trust Interests:

None.

Pledged Notes:

Amended and Restated Global Intercompany Note dated as of August 6, 2010, payable by the New Borrower and certain of its Subsidiaries to the order of New Borrower, as applicable, and certain of its Subsidiaries extending credit thereunder

Pledged Commodities Contracts:

None.

Schedule 3.7 – Page 8